Filed under Rule 497(e)

Registration No. 002-83631

VALIC COMPANY I

Supplement to the Statutory Prospectus dated October 1, 2014,

as supplemented to date

Foreign Value Fund

In the section titled “FUND SUMMARY,” under the heading Investment Adviser, the portfolio manager disclosure pertaining to Lisa Myers, CFA is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Heather Arnold, CFA	2015	Executive Vice President, Director of Research and Portfolio Manager

In the section titled “MANAGEMENT,” the second and third paragraphs of the portfolio management disclosure for Templeton Global Advisors Limited (“Templeton Global”) is deleted in its entirety and replaced with the following:

Day-to-day decisions and management of the Foreign Value Fund are made by a team including Tucker Scott, CFA, Executive Vice President and Portfolio Manager of Templeton Global, Norman Boersma, CFA, Chief Executive Officer, Director and Portfolio Manager of Templeton Global and Heather Arnold, CFA, Executive Vice President, Director of Research and Portfolio Manager of Templeton Global.

Mr. Scott joined Franklin Templeton Investments in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. Ms. Arnold joined Franklin Templeton Investments in 2005 and has 30 years of industry experience. Mr. Boersma joined Franklin Templeton Investments in 1991 and has been a manager of the retail Templeton Foreign Fund since 2011.

International Growth Fund

In the section titled “FUND SUMMARY,” under the heading “Investment Adviser,” the portfolio manager disclosure with respect to American Century Investment Management Inc. (“American Century”) is hereby supplemented with the following:

Name	Portfolio Manager of the Fund Since	Title
James G. Gendelman, CFA	2015	Portfolio Manager

In the section titled “MANAGEMENT,” the last paragraph of the portfolio management disclosure for American Century with respect to the International Growth Fund is deleted in its entirety and replaced with the following:

A portion of the assets of the International Growth Fund is managed by Rajesh Gandhi and James G. Gendelman. Mr. Gandhi, Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in June 2002 and has been a portfolio manager since February 2008. He is a CFA charterholder. Mr. Gendelman, Vice President and Portfolio Manager, has been a member of the International Growth team since joining American Century in February 2015. Prior to joining American Century, he was a fund co-manager at Marsico Capital Management, LLC.

In the section titled “FUND SUMMARY,” under the heading Investment Adviser, the portfolio manager disclosure with respect to Invesco Advisers, Inc. (“Invesco”) is revised to delete Clas G. Olsson’s designation as “lead” portfolio manager and to delete references to Jason Holzer and Shuxin Cao in their entirety.

In the section titled “MANAGEMENT,” the portfolio management disclosure for Invesco with respect to the International Growth Fund is revised to delete Clas G. Olsson’s designation as “lead” portfolio manager and to delete references to Jason Holzer and Shuxin Cao in their entirety.

Please retain this supplement for future reference.

Date:    May 1, 2015